3. MATERIAL ACCOUNTING POLICY INFORMATION: i) Share-based payment transactions (Policies)	12 Months Ended
Dec. 31, 2025
Policies
i) Share-based payment transactions

i)Share-based payment transactions

The Company has a stock option plan that provides for the granting of options to Officers, Directors, employees and consultants to acquire shares of the Company. The fair value of the options is measured on grant date and is recognized as an expense with a corresponding increase in share-based payments reserve as the options vest.

Options granted to employees and others providing similar services are measured at grant date at the fair value of instruments issued. Fair value is determined using the Black-Scholes option pricing model taking into account the terms and conditions upon which the options were granted. The amount recognized as an expense is adjusted to reflect the actual number of share options that are expected to vest. Each tranche in an award with graded vesting is considered a separate grant with a different vesting date and fair value. Each grant is accounted for on that basis.

Options granted to non-employees are measured at the fair value of the goods or services received, unless that fair value cannot be estimated reliably, in which case the fair value of the equity instruments issued is used. The value of goods or services is recorded at the earlier of the vesting date, or the date the goods or services are received.

Over the vesting period, share-based payments are recorded as an operating expense and as share-based payments reserve. When options are exercised the consideration received is recorded as share capital and the related share-based payments originally recorded as share-based payment reserve are transferred to share capital.